                                                      REGISTRATION NO. 333-53847

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                 POST EFFECTIVE


                                AMENDMENT NO. 1


                                       TO


                                    FORM S-3

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                            NATIONAL RURAL UTILITIES
                        COOPERATIVE FINANCE CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               DISTRICT OF COLUMBIA                                     52-089-1669
          (STATE OR OTHER JURISDICTION OF                  (I.R.S. EMPLOYER IDENTIFICATION NO.)
          INCORPORATION OR ORGANIZATION)

                              2201 COOPERATIVE WAY
                            HERNDON, VIRGINIA 22071
                                 (703) 709-6700
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                         JOHN JAY LIST, GENERAL COUNSEL
            NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION
                              2201 COOPERATIVE WAY
                            HERNDON, VIRGINIA 22071
                                 (703) 709-6700
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                                   COPIES TO:

                 MARK L. WEISSLER                                     THOMAS R. BROME
          MILBANK, TWEED, HADLEY & MCCLOY                         CRAVATH, SWAINE & MOORE
              1 CHASE MANHATTAN PLAZA                                825 EIGHTH AVENUE
             NEW YORK, NEW YORK 10005                            NEW YORK, NEW YORK 10019

                            ------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC: From time to time after the effective date of this registration statement as determined by market conditions.

IF THE ONLY SECURITIES BEING REGISTERED ON THIS FORM ARE BEING OFFERED PURSUANT TO DIVIDEND OR INTEREST REINVESTMENT PLANS, PLEASE CHECK THE FOLLOWING BOX. [ ]

IF ANY OF THE SECURITIES BEING REGISTERED ON THIS FORM ARE TO BE OFFERED ON A DELAYED OR CONTINUOUS BASIS PURSUANT TO RULE 415 UNDER THE SECURITIES ACT OF 1933, OTHER THAN SECURITIES OFFERED ONLY IN CONNECTION WITH DIVIDEND OR INTEREST REINVESTMENT PLANS, PLEASE CHECK THE FOLLOWING BOX. [X]

IF THIS FORM IS FILED TO REGISTER ADDITIONAL SECURITIES FOR AN OFFERING PURSUANT TO RULE 462(B) UNDER THE SECURITIES ACT OF 1933, PLEASE CHECK THE FOLLOWING BOX AND LIST THE SECURITIES ACT REGISTRATION STATEMENT NUMBER OF THE EARLIER EFFECTIVE REGISTRATION STATEMENT FOR THE SAME OFFERING. [ ]

IF THIS FORM IS A POST-EFFECTIVE AMENDMENT FILED PURSUANT TO RULE 462(C) UNDER THE SECURITIES ACT OF 1933, CHECK THE FOLLOWING BOX AND LIST THE SECURITIES ACT REGISTRATION STATEMENT NUMBER OF THE EARLIER EFFECTIVE REGISTRATION STATEMENT FOR THE SAME OFFERING. [ ]

IF DELIVERY OF THE PROSPECTUS IS EXPECTED TO BE MADE PURSUANT TO RULE 434, PLEASE CHECK THE FOLLOWING BOX. [ ]

                        CALCULATION OF REGISTRATION FEE
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
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
                                                         PROPOSED MAXIMUM AGGREGATE
 TITLE OF EACH CLASS OF SECURITIES TO BE REGISTERED            OFFERING PRICE*          AMOUNT OF REGISTRATION FEE(2)

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
Debt Securities(1)...................................           $250,000,000                       $73,750
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 *  Estimated solely for the purpose of calculating the registration fee.


(1) Pursuant to Rule 429 of the Securities Act of 1933, as amended, this Registration Statement relates to $250,000,000 aggregate principal amount of Debt Securities registered hereby and $50,000,000 aggregate principal amount of Debt Securities registered pursuant to Registration Statement No. 33-64231 and $14,750 was previously paid to the Commission in connection with the registration of such $50,000,000 aggregate principal amount of Debt Securities.



(2) A registration fee of $73,750 was paid upon the previous filings of this Registration Statement.


    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(a), MAY DETERMINE.


    PURSUANT TO RULE 429 OF THE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, THE WITHIN PROSPECTUS RELATES TO DEBT SECURITIES REGISTERED HEREBY AND TO DEBT SECURITIES PREVIOUSLY REGISTERED BY REGISTRATION STATEMENT NO. 33-64231.

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

The purpose of this amendment is to add the Rule 429 legend to the facing page with respect to the issuer's earlier Registration Statement, Registration No. 33-64231.



                                    PART II


                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT
CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE
REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS REGISTRATION
STATEMENT OR AMENDMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO
DULY AUTHORIZED, IN THE COUNTY OF FAIRFAX, COMMONWEALTH OF VIRGINIA, ON THE 22ND
DAY OF OCTOBER, 1998.


                                        NATIONAL RURAL UTILITIES
                                        COOPERATIVE FINANCE CORPORATION


                                        By:     /s/ SHELDON C. PETERSEN*


                                           -------------------------------------
                                                    SHELDON C. PETERSEN
                                           GOVERNOR AND CHIEF EXECUTIVE OFFICER

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS
REGISTRATION STATEMENT OR AMENDMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING
PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


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
                   SIGNATURE                                       TITLE                         DATE
                   ---------                                       -----                         ----
            /s/ SHELDON C. PETERSEN*                        Governor and Chief
------------------------------------------------             Executive Officer
              SHELDON C. PETERSEN

              /s/ STEVEN L. LILLY*                       Senior Vice President and
------------------------------------------------          Chief Financial Officer
                STEVEN L. LILLY

             /s/ ANGELO M. SALERA*                         Controller (Principal
------------------------------------------------            Accounting Officer)
                ANGELO M. SALERA

               /s/ PAUL J. LIESS*                         President and Director
------------------------------------------------
                 PAUL J. LIESS

               /s/ ELDWIN WIXSON*                       Vice President and Director        October 22, 1998
------------------------------------------------
                 ELDWIN WIXSON

                /s/ BENSON HAM*                           Secretary-Treasurer and
------------------------------------------------                 Director
                   BENSON HAM

              /s/ JAMES O. BAKER*                                Director
------------------------------------------------
                 JAMES O. BAKER

               /s/ GLENN ENGLISH*                                Director
------------------------------------------------
                 GLENN ENGLISH

             /s/ ALDEN J. FLAKOLL*                               Director
------------------------------------------------
                ALDEN J. FLAKOLL

              /s/ WADE R. HENSEL*                                Director
------------------------------------------------
                 WADE R. HENSEL

              /s/ GEORGE W. KLINE*                               Director
------------------------------------------------
                GEORGE W. KLINE

              /s/ KENNETH KRUEGER*                               Director
------------------------------------------------
                KENNETH KRUEGER

              /s/ STEPHEN LOUDER*                                Director
------------------------------------------------
                 STEPHEN LOUDER

               /s/ EUGENE MEIER*                                 Director
------------------------------------------------
                  EUGENE MEIER

             /s/ R. LAYNE MORRILL*                               Director
------------------------------------------------
                R. LAYNE MORRILL

              /s/ ROBERT J. OCCHI*                               Director
------------------------------------------------
                ROBERT J. OCCHI



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
                   SIGNATURE                                       TITLE                         DATE
                   ---------                                       -----                         ----
              /s/ MICHAEL PIGOTT*                                Director
------------------------------------------------
                 MICHAEL PIGOTT

              /s/ TIMOTHY REEVES*                                Director                  October 22, 1998
------------------------------------------------
                 TIMOTHY REEVES

              /s/ BRIAN SCHLAGEL*                                Director
------------------------------------------------
                 BRIAN SCHLAGEL

                /s/ R.B. SLOAN*                                  Director
------------------------------------------------
                   R.B. SLOAN

            /s/ THOMAS W. STEVENSON*                             Director
------------------------------------------------
              THOMAS W. STEVENSON

                                                                 Director
------------------------------------------------
              CLIFFORD G. STEWART

               /s/ ROBERT STROUP*                                Director
------------------------------------------------
                 ROBERT STROUP

              /s/ ROBERT C. WADE*                                Director
------------------------------------------------
                 ROBERT C. WADE

            /s/ ROBERT O. WILLIAMS*                              Director
------------------------------------------------
               ROBERT O. WILLIAMS



* By /s/ STEVEN L. LILLY, attorney-in-fact

                               INDEX TO EXHIBITS



                                                                            SEQUENTIALLY
EXHIBIT                                                                       NUMBERED
NUMBER                                  EXHIBITS                                PAGE
-------                                 --------                            ------------
 1        --  Form of Underwriting Agreement to be used in connection with
              Debt Securities. Incorporated by reference to Exhibit 1 to
              Registration Statement No. 33-64231 filed on November 14,
              1995. ......................................................
 4.1      --  Form of Indenture relating to Debt Securities. Incorporated by reference to Exhibit 4.1 to Registration Statement No.
              33-64231 filed on November 14, 1995.........................
 5*       --  Opinion and consent of Milbank, Tweed, Hadley & McCloy......
12*       --  Schedule of computation of ratio of margins to fixed
              charges.....................................................
23.1*     --  Consent of Arthur Andersen LLP..............................
23.2*     --  Consent of Milbank, Tweed, Hadley & McCloy. Included as part of Exhibit 5................................................
24*       --  Power of Attorney...........................................
25        --  Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of Mellon Bank, N.A., as
              Trustee. Incorporated by reference to Exhibit 25 to
              Registration Statement No. 33-64231 filed on November 14,
              1995. ......................................................
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* Previously filed.